Exhibit 10.5

Execution Version

OMNIBUS AMENDMENT NO. 7
TO COMBINED CREDIT AGREEMENTS
THIS OMNIBUS AMENDMENT NO. 7 TO COMBINED CREDIT AGREEMENTS (this “Amendment”), dated as of April 25, 2014, is among QUICKSILVER RESOURCES INC., (the “U.S. Borrower”), QUICKSILVER RESOURCES CANADA INC., (the “Canadian Borrower”) (collectively, the “Combined Borrowers”), JPMORGAN CHASE BANK, N.A., as global administrative agent (in such capacity, the “Global Administrative Agent”), JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as Canadian administrative agent (in such capacity, the “Canadian Administrative Agent” and, together with the Global Administrative Agent, the “Administrative Agents”), and each of the U.S. Lenders and Canadian Lenders party hereto.

R E C I T A L S
A.    The U.S. Borrower, the Global Administrative Agent and the various financial institutions party thereto as Agents or Lenders (the “U.S. Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, Omnibus Amendment No. 4 dated as of April 30, 2013, Omnibus Amendment No. 5 dated as of June 21, 2013, and Omnibus Amendment No. 6 dated as of November 15, 2013, and as further amended, supplemented or modified, the “U.S. Credit Agreement”).
B.    The U.S. Borrower, as parent, the Canadian Borrower, the Canadian Administrative Agent, the Global Administrative Agent, and the various financial institutions party thereto as agents or lenders (the “Canadian Lenders”) entered into that certain Amended and Restated Credit Agreement dated as of December 22, 2011 (as amended by Omnibus Amendment No. 1 dated as of May 23, 2012, Omnibus Amendment No. 2 dated as of August 6, 2012, Omnibus Amendment No. 3 dated as of October 5, 2012, Omnibus Amendment No. 4 dated as of April 30, 2013, Omnibus Amendment No. 5 dated as of June 21, 2013 and Omnibus Amendment No. 6 dated as of November 15, 2013, and as further amended, supplemented or modified, the “Canadian Credit Agreement”) (the U.S. Credit Agreement and the Canadian Credit Agreement being collectively referred to as the “Combined Credit Agreements”).
C.    The Combined Borrowers have requested that the Required Lenders, the Required U.S. Lenders and the Swingline Lender agree, and the Required Lenders, the Required U.S. Lenders and the Swingline Lender have agreed, to amend certain provisions of the Combined Credit Agreements.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the U.S. Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to applicable section of the Combined Credit Agreements.

Section 2.    Amendments to Combined Credit Agreements.
2.1    Amendments to Section 1.02—Certain Defined Terms of the Combined Credit Agreements.
(a)    In the definition of “Consolidated Net Income” in each Combined Credit Agreement:
(i) clause (h) is hereby amended and restated to read as follows:
“(h)    any fees and expenses incurred in connection with (i) the proposed Barnett Shale Transaction in an aggregate amount not to exceed $9,000,000 (it being understood that such transaction refers to the contemplated MLP transaction in respect of the MLP Barnett Shale Assets and does not refer to the Barnett Shale Joint Venture), (ii) the Second Omnibus Amendment, (iii) the Fourth Omnibus Amendment, (iv) any strategic transactions in respect of the Barnett Shale Joint Venture, asset dispositions or acquisitions or the evaluation thereof or of other transactions, whether or not consummated, which, in each case, are paid in the fiscal year ended December 31, 2013 and are in an aggregate amount not to exceed $5,000,000 and (v) any strategic transactions, asset dispositions or acquisitions or the evaluation thereof or of other transactions, whether or not consummated, which, in each case, are paid in the fiscal year ended December 31, 2014 and are in an aggregate amount not to exceed $5,000,000;”;

(ii) clause (k) is hereby amended and restated to read as follows:

“(k) severance, retirement, separation, retention, sign-on bonuses or other related expenses in an aggregate amount not to exceed $10,500,000;”; and

(iii) a new clause (n) is hereby added (and conforming changes are hereby made to existing clauses (l) and (m) to make clause (n) the last item in the list) to read as follows:

“(n) expenses related to gathering rates in respect of the Fortune Creek Gathering Agreement to the extent that such expenses exceeded the expenses that would have been incurred by the Borrower and its Restricted Subsidiaries at the reduced gathering rate established pursuant to that certain First Amending Agreement dated as of March 13, 2014 to the Fortune Creek Gathering Agreement in an aggregate amount not to exceed $5,000,000 (it being understood that in any four fiscal quarter period ending in the 2014 calendar year, such expenses shall not exceed $5,000,000 and no such expenses shall be excluded in any such period ending after the end of the 2014 calendar year).”.

(b)    The definition of “Material Acquisition” in each Combined Credit Agreement is hereby amended to replace the reference to the amount of “$25,000,000” with “$10,000,000”.
(c)    The definition of “Material Disposition” in each Combined Credit Agreement is hereby amended to replace the reference to the amount of “$25,000,000” with “$10,000,000”.

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(d)    The following definition is hereby added where alphabetically appropriate to each of the Combined Credit Agreements:
“Fortune Creek Gathering Agreement” means that certain Gathering Agreement, dated as of December 23, 2011, between Fortune Creek Gathering and Processing Partnership and Quicksilver Resources Canada, Inc.

2.2    Amendment to Section 1.02—Certain Defined Terms of the U.S. Credit Agreement.
(a)    The definition of “Swingline Commitment” in the U.S. Credit Agreement is hereby amended to replace the reference to the amount of “$50,000,000” with “$5,000,000”.

Section 3.    Global Borrowing Base Redetermination; Allocation of U.S. Borrowing Base and Canadian Borrowing Base.    The Required Lenders and the Combined Borrowers agree that from and after the Seventh Amendment Effective Date (as defined below), the amount of the Global Borrowing Base shall be $325,000,000 and the amount of the U.S. Borrowing Base shall be $250,000,000, with an Allocated U.S. Borrowing Base of $185,000,000 and an Allocated Canadian Borrowing Base of $140,000,000. This provision does not limit redeterminations of the Global Borrowing Base or U.S. Borrowing Base, including in accordance with Section 2.07(c) or further adjustments thereto pursuant to Section 8.12(c), Section 9.02(n), Section 9.10(d) or Section 9.10(i) of the Combined Credit Agreements. This Section 3 constitutes a New Borrowing Base Notice in accordance with Section 2.07(d) of the Combined Credit Agreements and a Borrowing Base Allocation Notice in accordance with Section 2.07(e) of the Combined Credit Agreements, in each case, delivered in connection with this first Scheduled Redetermination of the Global Borrowing Base and U.S. Borrowing Base for the 2014 calendar year.
Section 4.    Conditions Precedent.
4.1    This Amendment shall not become effective until the date on which each of the following conditions is satisfied (the “Seventh Amendment Effective Date”):
(a)    The Global Administrative Agent shall have received from each of the Combined Borrowers, the Required Lenders, the U.S. Required Lenders, the Swingline Lender, the Global Administrative Agent and the Canadian Administrative Agent counterparts of this Amendment signed on behalf of each such Person.
(b)    The Combined Borrowers shall have paid all amounts due and payable in connection with this Amendment on or prior to the Seventh Amendment Effective Date, including to the extent invoiced at least one (1) Business Day prior to such date, all documented out-of-pocket expenses required to be reimbursed or paid by the Combined Borrowers under the Combined Credit Agreements.
Section 5.    Miscellaneous.

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5.1    Confirmation. All of the terms and provisions of the Combined Credit Agreements, as amended by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each Combined Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document (as defined in the applicable Combined Credit Agreement as used in this Section) to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein; and (c) represents and warrants to the Lenders (as defined in the applicable Combined Credit Agreement) that as of the date hereof, after giving effect to the terms of this Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects on and as of the Seventh Amendment Effective Date, except that to the extent any such representations and warranties are (x) expressly limited to an earlier date, in which case, on the Seventh Amendment Effective Date such representations and warranties shall continue to be true and correct as of such specified earlier date and (y) qualified by materiality, such representations and warranties (as so qualified) shall continue to be true and correct in all respects and (ii) no Default (as defined in the applicable Combined Credit Agreement) has occurred and is continuing as of the Seventh Amendment Effective Date. This Amendment is a Loan Document.
5.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart hereof.
5.4    Governing Law, Jurisdiction, etc. Sections 12.09 and 12.18 of the Canadian Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the Canadian Credit Agreement and Sections 12.09 and 12.18 of the U.S. Credit Agreement shall be incorporated herein mutatis mutandis as this Amendment relates to the U.S. Credit Agreement.
[SIGNATURES BEGIN NEXT PAGE]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

QUICKSILVER RESOURCES INC., a Delaware corporation

By:	/s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President – Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

QUICKSILVER RESOURCES CANADA INC., an Alberta, Canada corporation

By:	/s/ Vanessa Gomez LaGatta Name: Vanessa Gomez LaGatta Title: Vice President – Treasurer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., as a Lender under the U.S. Credit Agreement, as the Swingline Lender and as Global Administrative Agent

By:	/s/ David Morris Name: David Morris Title: Authorized Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as a Lender under the Canadian Credit Agreement and as Canadian Administrative Agent

By:	/s/ Michael N. Tam Name: Michael N. Tam Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Kathleen L. Padilla Name: Kathleen L. Padilla Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

BANK OF AMERICA, N.A., (by its Canada Branch) as a Lender under the Canadian Credit Agreement

By:	/s/ Medina Sales de Andrade Name: Medina Sales de Andrade Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

BRANCH BANKING & TRUST COMPANY, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Traci Bankston Name: Traci Bankston Title: Assistant Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

CANADIAN IMPERIAL BANK OF COMMERCE, as a Lender under the Canadian Credit Agreement

By:	/s/ Randy Geislinger Name: Randy Geislinger Title: Executive Director

By:	/s/ Joelle Chatwin Name: Joelle Chatwin Title: Executive Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Richard Antl Name: Richard Antl Title: Authorized Signatory

By:	/s/ Trudy Nelson Name: Trudy Nelson Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Eamon Baqui Name: Eamon Baqui Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

CITIBANK, N.A., CANADIAN BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Gordon Dekuyper Name: GORDON DEKUYPER Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

COMERICA BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Ekaterina V. Evseev Name: Ekaterina V. Evseev Title: Assistant Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

COMERICA BANK, CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Omer Ahmed Name: Omer Ahmed Title: Portfolio Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

COMPASS BANK, as a Lender under the U.S. Credit Agreement

By:	/s/ Umar Hassan Name: Umar Hassan Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender under the U.S. Credit Agreement and the Canadian Credit Agreement

By:	/s/ Sharada Manne Name: Sharada Manne Title: Managing Director

By:	/s/ Michael Willis Name: Michael Willis Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Michael Spaight Name: Michael Spaight Title: Authorized Signatory

By:	/s/ Samuel Miller Name: Samuel Miller Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

CREDIT SUISSE AG, TORONTO BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Alain Daoust Name: Alain Daoust Title: Authorized Signatory

By:	/s/ Chris Gage Name: Chris Gage Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender under the U.S. Credit Agreement

By:	/s/ Michael Getz Name: Michael Getz Title: Vice President

By:	/s/ Lisa Wong Name: Lisa Wong Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

DEUTSCHE BANK AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Paul Uffelmann Name: Paul Uffelmann Title: Vice President

By:	/s/ Scott Lampard Name: Scott Lampard Title: Chief Country Officer

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

EXPORT DEVELOPMENT CANADA, as a Lender under the U.S. Credit Agreement

By:	/s/ Trevor Mulligan Name: TREVOR MULLIGAN Title: ASSET MANAGER

By:	/s/ Richard Leong Name: Richard Leong Title: Asset Manager

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

GOLDMAN SACHS BANK USA, as a Lender under the U.S. Credit Agreement

By:	/s/ Michelle Latzoni Name: Michelle Latzoni Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

KEYBANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ John Dravenstott Name: John Dravenstott Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

SUMITOMO MITSUI BANKING CORPORATION, as a Lender under the U.S. Credit Agreement

By:	/s/ Masaki Sone Name: Masaki Sone Title: Managing Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND PLC, as a Lender under the U.S. Credit Agreement

By:	/s/ David W. Stack Name: David W. Stack Title: Senior Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

THE ROYAL BANK OF SCOTLAND PLC, CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ David W. Stack Name: David W. Stack Title: Authorized Signatory

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

TORONTO DOMINION (NEW YORK) LLC, as a Lender under the U.S. Credit Agreement

By:	/s/ Debbi L. Brito Name: DEBBI L. BRITO Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

THE TORONTO-DOMINION BANK, as a Lender under the Canadian Credit Agreement

By:	/s/ Debbi L. Brito Name: DEBBI L. BRITO Title: AUTHORIZED SIGNATORY

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

U.S. BANK NATIONAL
ASSOCIATION, as a Lender under the
U.S. Credit Agreement

By:	/s/ John C. Springer Name: John C. Springer Title: Vice President

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

UBS AG, STAMFORD BRANCH, as a Lender under the U.S. Credit Agreement

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director

By:	/s/ Jennifer Anderson Name: Jennifer Anderson Title: Associate Director

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

UBS AG CANADA BRANCH, as a Lender under the Canadian Credit Agreement

By:	/s/ Jennifer Anderson Name: Jennifer Anderson Title: Associate Director
Banking Product Services, US

By:	/s/ Lana Gifas Name: Lana Gifas Title: Director
Banking Product Services, US

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

WELLS FARGO BANK, N.A., as a Lender under the U.S. Credit Agreement

By:	/s/ Greg Smothers Name: GREG SMOTHERS Title: DIRECTOR

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS

WELLS FARGO FINANCIAL CORPORATION CANADA, as a Lender under the Canadian Credit Agreement

By:	/s/ Janet K. Heinila Name: JANET K. HEINILA Title: SENIOR VICE PRESIDENT

SIGNATURE PAGE TO OMNIBUS AMENDMENT NO. 7 TO
COMBINED CREDIT AGREEMENTS